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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                                November 15, 2005
                Date of Report (Date of earliest event reported)
                              E.DIGITAL CORPORATION
               (Exact name of registrant as specified in charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                     0-20734
                            (Commission File Number)

                                   33-0591385
                        (IRS Employer Identification No.)

                         13114 Evening Creek Drive South
                           San Diego, California 92128
                    (Address of principal executive offices)

                                 (858) 679-1504
              (Registrant's telephone number, including area code)
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ITEM 7.01.      Regulation FD Disclosure.

      As referenced by the press release dated November 15, 2005 filed herewith as Exhibit 99.1, e.Digital Corporation has released financial results for the second quarter of its fiscal year 2006 and the first six months of its fiscal year 2006 ended September 30, 2005, as well as reported a product purchase order.

      The Exhibit referenced above is hereby furnished pursuant to Item 7.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                            e.DIGITAL CORPORATION

                            By: /s/ Robert Putnam
Date: November 15, 2005    ----------------------------
                            Robert Putnam, Senior Vice President and Secretary (Principal Financial Officer duly authorized to sign on behalf of the Registrant)


                                  EXHIBIT INDEX

  Exhibit No.           Description
  -----------           -----------
                        Press Release dated November 15, 2005 relating to
  99.1                  financial results for the quarter and first six months
                        of its fiscal 2006 ended September 30, 2005 and product purchase order